Accumulated Other Comprehensive Income (Loss) (Details) - Schedule of Comprehensive Income (Loss) - Reclassification out of Accumulated Other Comprehensive Income [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Realized gains and losses on securities:
Net realized investment losses	$ (538)	$ (627)	$ (120)
Income tax benefit	61	8	32
Net of taxes	$ (477)	$ (619)	$ (88)